UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN	56002-3248
(Address of principal executive offices)	(Zip Code)

(800) 326-5789
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01.      Changes in Registrant’s Certifying Accountant.

(a)	On June 28, 2012, the Audit Committee of Hickory Tech Corporation (the “Company”) dismissed Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

The reports of Grant Thornton on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2011 and 2010 and through June 28, 2012, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in its report on the financial statements for such years.

During the two fiscal years ended December 31, 2011 and 2010 and through June 28, 2012 there have been no reportable events (as outlined in Regulations S-K Item 304(a)(1)(v)).

In response to the Company’s request Grant Thornton has furnished the Company with a letter addressed to the US Securities Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 28, 2012 is attached as Exhibit 16 to this Form 8-K.

(b)
On June 28, 2012 the Audit Committee approved the appointment of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The Company has had no occasions during the fiscal years ended December 31, 2011 and 2010 and through June 28, 2012 upon which it has consulted with Moss Adams on any matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.
16	Letter dated June 28, 2012 from Grant Thornton, LLP to the US Securities Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  June 29, 2012

HICKORY TECH CORPORATION

By: /s/ John W. Finke
John W. Finke, President and Chief Executive Officer

By: /s/ David A. Christensen
David A. Christensen, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated June 28, 2012 from Grant Thornton, LLP to the US Securities Exchange Commission regarding statements included in this Form 8-K.